SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material pursuant to §240.14a-12

Ottawa Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
N/A

2.	Aggregate number of securities to which transaction applies:
N/A

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

4.	Proposed maximum aggregate value of transaction:
N/A

5.	Total fee paid:
N/A

☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
N/A

2.	Form, Schedule or Registration Statement No.:
N/A

3.	Filing Party:
N/A

4.	Date Filed:
N/A

April 11, 2018

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Ottawa Bancorp, Inc. (the “Company”). We will hold the meeting at the Company’s offices located at 925 LaSalle Street, Ottawa, Illinois, on Wednesday, May 16, 2018 at 2:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of RSM US LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Jon Kranov President and Chief Executive Officer

925 LaSalle Street

Ottawa, Illinois 61350

(815) 433-2525

______________________

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

______________________

TIME AND DATE	2:00 p.m., local time, on Wednesday, May 16, 2018.

PLACE	Offices of the Company, 925 LaSalle Street, Ottawa, Illinois 61350.

ITEMS OF BUSINESS	(1) To elect two directors to serve for a term of three years;

(2) The approval of the Ottawa Bancorp, Inc. 2018 Equity Incentive Plan;

(3) To ratify the selection of RSM US LLP as our independent registered public accounting firm for fiscal year 2018; and

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on March 23, 2018.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card or voting instruction card and are included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Laurie Duffell Corporate Secretary

Ottawa, Illinois

April 11, 2018

Note:	Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction card.

OTTAWA BANCORP, INC.

__________________________________

PROXY STATEMENT

__________________________________

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ottawa Bancorp, Inc. (“Ottawa Bancorp” or the “Company”) to be used at the annual meeting of shareholders of the Company. The Company is the holding company for Ottawa Savings Bank (the “Bank”). The annual meeting will be held at the Company’s offices located at 925 LaSalle Street, Ottawa, Illinois on Wednesday, May 16, 2018 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about April 11, 2018.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 16, 2018

This proxy statement and the Company’s Annual Report to Shareholders are available at http://www.ottawasavings.com/investors.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your shares of Ottawa Bancorp common stock if the records of the Company show that you held your shares as of the close of business on March 23, 2018. If your shares are held in a stock brokerage account or by a bank or other nominees, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing it on how to vote your shares.

As of the close of business on March 23, 2018, 3,415,490 shares of Ottawa Bancorp common stock were outstanding and entitled to vote. Each share of common stock has one vote. The Company’s articles of incorporation generally provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit. However, a majority of the Company’s disinterested directors may approve a shareholder acquiring and voting in excess of 10% of the Company’s outstanding shares before the shareholder acquires any shares in excess of the 10% limit.

Attending the Meeting

If you are a shareholder as of the close of business on March 23, 2018, you may attend the annual meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank, broker or other nominee are all examples of proof of ownership. If you want to vote your shares of Ottawa Bancorp common stock held in street name in person at the meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

The annual meeting will be held only if there is a quorum. A majority of the outstanding shares of Ottawa Bancorp common stock entitled to vote, represented in person or by proxy, constitutes a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of the nominees or withhold votes as to the nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two. In the election of directors, votes that are withheld will have no effect on the outcome of the election.

In voting on the approval of the Ottawa Bancorp, Inc. 2018 Equity Incentive Plan and to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm, you may vote in favor of each proposal, vote against each proposal or abstain from voting. To be approved, each proposal requires the affirmative vote of a majority of the votes cast at the annual meeting. In counting votes on these proposals, abstentions and broker non-votes will have no impact on the outcome of the proposal.

Effect of Not Casting Your Vote

If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1) or the approval of the Ottawa Bancorp, Inc. 2018 Equity Incentive Plan (Proposal 2).

Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3). If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of the Company to request that you allow your shares of the Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

●	“FOR” each of the nominees for director;

●	“FOR” the approval of the Ottawa Bancorp, Inc. 2018 Equity Incentive Plan; and

●	“FOR” the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Ottawa Bancorp common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your Company common stock has been voted at the annual meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Ottawa Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominees, you must contact your broker, bank or other nominee.

If you have any questions about voting, please contact our proxy solicitor, Laurel Hill Advisory Group, at (888) 742-1305.

Participants in the Bank’s ESOP and 401(k) Plan

If you participate in the Ottawa Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Ottawa Savings Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction card for each plan that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which it does not receive timely voting instructions in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant may direct the trustee how to vote the shares of Ottawa Bancorp common stock credited to his or her account in the 401(k) Plan. The trustee will vote all shares for which it does not receive timely instructions in the same proportion as shares for which it has received timely instructions. The deadline for returning your voting instructions to each plan’s trustee is May 9, 2018.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Corporate Governance Policies and Procedures

The Company has adopted a corporate governance policy to govern certain of its activities including, but not limited to:

(1)	the duties and responsibilities of each director;
(2)	the composition, duties and responsibilities and operation of the Board of Directors;
(3)	the selection of the Company’s Chairman and Chief Executive Officer;
(4)	the establishment and operation of Board committees;
(5)	succession planning;
(6)	convening executive sessions of independent directors;
(7)	the Board of Directors’ interaction with management and third parties;
(8)	the distribution of Board materials in advance of meetings;
(9)	the review of director compensation;
(10)	the evaluation of the performance of the Board of Directors and of the Chief Executive Officer; and
(11)	the orientation of new directors and continuing education.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interests. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Meetings and Committees of the Board of Directors

The Company conducts business through meetings of its Board of Directors and its committees. The Company’s Board of Directors held 12 regular meetings during the fiscal year ended December 31, 2017. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors and committees on which such director served.

The following table identifies our standing committees and their members as of March 23, 2018. All members of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.

Director	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee	Assets and Liability Committee

Thomas M. Adler	X		X*	X
John M. Armstrong	X	X	X	X*
James A. Ferrero	X*	X	X	X
Craig M. Hepner				X
William J. Kuiper	X	X		X
Keith Johnson	X	X*	X	X
Arthur C. Mueller	X			X
Jon Kranov				X
Daniel J. Reynolds	X			X

Number of Meetings in 2017	6	1	3	4

___________

*     Chairman

Audit Committee. The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that James Ferrero and John Armstrong are “audit committee financial experts,” as such term is defined by the rules and regulations of the Securities and Exchange Commission. Mr. Ferrero and Mr. Armstrong are independent under the listing standards of the Nasdaq Stock Market. The Audit Committee acts under a written charter, a copy of which is available on the Company’s website at www.ottawasavings.com. The report of the Audit Committee appears in this proxy statement under the heading “Proposal 3 — Ratification of Independent Registered Public Accounting Firm—Audit Committee Report.”

     Compensation Committee. The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. It also handles policies relating to nondiscriminatory employment practices, including those related to hiring, compensation and promotion. The Compensation Committee reviews all compensation components for the Company’s President and Chief Executive Officer including annual salary, bonus, stock options, and other direct and indirect benefits, as well as reviews the Company’s executive and employee compensation programs and director compensation. The committee considers the performance of the Company, shareholder return, competitive market values, and the compensation given to the President and Chief Executive Officer over recent years when determining appropriate compensation for the President and Chief Executive Officer. In setting executive compensation, the committee ensures that a significant portion of compensation is connected to the long-term interest of shareholders. In its oversight of employee compensation programs, prior to making its recommendation to the Board, the Committee reviews recommendations from the President and Chief Executive Officer and Human Resources Manager. Decisions by the Compensation Committee with respect to the compensation levels are approved by the full Board of Directors. The Compensation Committee acts under a written charter, a copy of which is available on the Company’s website.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for the annual selection of the Board of Directors’ nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to Ottawa Bancorp’s corporate governance policy. The Nominating and Corporate Governance Committee acts under a written charter, a copy of which is available on the Company’s website.

Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: contributions to the range of talent, skill and expertise appropriate for the Board; financial, regulatory and business experience; knowledge of the banking and financial services industries; familiarity with the operations of public companies and ability to read and understand financial statements; familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations; personal and professional integrity, honesty and reputation; ability to represent the best interests of the shareholders of the Company and the best interests of the Bank; ability to devote sufficient time and energy to the performance of his or her duties; independence; current equity holdings in the Company; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and that has a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, industry knowledge and corporate governance.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by the Bank. The Nominating and Corporate Governance Committee also will consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominees and the contributions he or she would make to the Board.

Consideration of Recommendations by Shareholders. It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation for a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.

All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.

As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board Leadership Structure and Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer of the Company are each held by Jon Kranov. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders. The Board’s decision regarding how to structure its leadership is based on its familiarity and comfort with the Chief Executive Officer and its belief in the potential efficiencies of having the Chief Executive Officer also serve in the role of Chairman of the Board.

A fundamental part of the Company’s risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The full Board of Directors’ involvement in helping to set the Company’s business strategy is an important aspect of its assessment of management’s tolerance for risk and its determination of the appropriate level of risk for the Company. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk by providing oversight of the quality and integrity of the Company’s financial reporting and internal controls, as well as the Company’s compliance with legal and regulatory requirements. The Company’s Compensation Committee reviews the Company’s and the Bank’s compensation policies and practices to help ensure there is a direct relationship between pay levels and corporate performance and return to shareholders.

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the annual meeting of shareholders. All directors serving on the Board of Directors at the time of the annual meeting attended the Company’s annual meeting of shareholders in 2017.

Stock Ownership

The following table provides information as of March 23, 2018 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding(1)
Maltese Capital Management LLC Terry Maltese 150 East 52nd Street, 30th Floor New York, New York 10022	301,292 (2)	8.82%

Ottawa Savings Bank Employee Stock Ownership Trust 925 LaSalle Street Ottawa, Illinois 61350	260,660 (3)	7.63%

(1)	Based on 3,415,490 shares of Company common stock outstanding and entitled to vote as of March 23, 2018.
(2)	Based on a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 12, 2018.
(3)	Includes 83,012 shares that have been allocated to employee stock ownership plan participants.

The following table provides information as of March 23, 2018 about the shares of Ottawa Bancorp common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by those named executive officers of the Company listed in the Summary Compensation Table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the listed individuals has sole voting and investment power with respect to the shares shown.

Name	Number of Shares Owned (Excluding Options) (1)		Number of Shares That May Be Acquired Within 60 Days By Exercising Options	Percent of Common Stock Outstanding(2)
Directors:

Thomas M. Adler	3,976		—	*
John M. Armstrong	5,607		—	*
James A. Ferrero	48,109	(3)	—	1.40%
Craig M. Hepner	6,167		—	*
Keith Johnson	23,931	(4)	—	*
Jon Kranov	63,129		—	1.84%
William J. Kuiper	4,576		—	*
Arthur C. Mueller	16,274		—	*
Daniel J. Reynolds	39,118	(5)	—	1.14%

Executive Officers Who Are Not Directors:

Marc N. Kingry	23,417		10,000	*
Mark Stoudt	10,965		6,498	*

All directors and executive officers as a group (11 persons)	245,269		16,498	7.66%

*	Represents less than 1% of the Company’s outstanding shares.
(1)	This column includes the following:

Name	Shares of Restricted Stock Awards Held in Trust	Shares Allocated under the Ottawa Savings Bank ESOP	Shares Held in Trust in the Ottawa Savings Bank 401(k) Plan

Thomas M. Adler	—	—	—
John M. Armstrong	—	—	—
James A. Ferrero	—	—	—
Craig M. Hepner	—	2,501	3,500
Keith Johnson	—	—	—
Marc N. Kingry	—	5,386	2,200
Jon Kranov	—	13,008	6,405
William J. Kuiper	—	—	—
Arthur C. Mueller	—	—	—
Daniel J. Reynolds	—	—	—
Mark Stoudt	—	6,065	3,615

(2)	Based on 3,415,490 shares of Company common stock outstanding and entitled to vote as of March 23, 2018.
(3)	Includes 20,881 shares of which Mr. Ferrero may be deemed the beneficial owner as the trustee of his daughters’ trusts.
(4)	Includes 5,000 shares pledged as security for a loan with an unrelated financial institution.
(5)	Includes 10,133 shares held by Mr. Reynolds’ spouse and 600 shares held as custodian for Mr. Reynolds’ children.

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of nine members, all of whom are independent under the current listing standards of the Nasdaq Stock Market, except for Jon Kranov, who is the President and Chief Executive Officer of the Company and the Bank, and Craig M. Hepner, who is the Executive Vice President and Chief Operating Officer of the Company and the Bank. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons.” The Board is divided into three classes with approximately three-year staggered terms, with approximately one-third of the directors elected each year.

As a result of the director age limitation set forth in the Company’s Bylaws, the term for Daniel J. Reynolds, a current director of the Company, will expire at the 2018 annual meeting of stockholders, at which time the size of the Board of Directors will be reduced from nine to eight members. Accordingly, two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The Board of Directors’ nominees for election to each serve a three-year term are Thomas M. Adler and Arthur C. Mueller.

Unless you indicate on the proxy card that your shares should not be voted for the nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominees might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Thomas M. Adler and Arthur C. Mueller.

Information regarding the Board of Directors’ nominees for election at the annual meeting is provided below. Unless otherwise stated, each director has held his current occupation for the last five years. The age indicated for each individual is as of December 31, 2017. There are no family relationships among the directors or executive officers. The indicated period of service as a director includes service as a director of the Bank.

Nominees for Election of Directors:

Nominees for a Three-Year Term:

Thomas M. Adler has served as President of Adler Consulting LLC, a consulting firm, since April 2014. Prior to that time, Mr. Adler had served as Vice President of Quality Technology International, a specialty grains and animal feed company, since 2003. Mr. Adler has extensive ties to the Bank’s and the Company’s market area, as well as valuable leadership experience that he brings to the Board of Directors. In addition, Mr. Adler is a former director of Twin Oaks Savings Bank, which was acquired by the Bank in December 2014, and provides the Board with valuable insight regarding the markets in which Twin Oaks Savings Bank formerly operated. Age 58. Director since 2014.

Arthur C. Mueller is the President of Mueller Funeral Homes, Inc. As a life-long and sixth generation resident of LaSalle County, Mr. Mueller has been actively involved in various community organizations, having served on the Board of Ottawa Regional Hospital and Healthcare Center and the Chamber of Commerce and as a member of Rotary International. With five funeral home locations in LaSalle County, Mr. Mueller has extensive ties to the Bank’s and the Company’s market area, as well as valuable leadership experience that he brings to the Board of Directors. Age 64. Director since 1987.

Directors Continuing in Office:

The following directors have terms ending in 2019:

James A. Ferrero retired from LaSalle County Housing Authority as of December 31, 2005. He is the owner and president of a package store in Ottawa, Illinois. As a life-long resident of Ottawa, Illinois who is actively involved in various community organizations, like the Chamber of Commerce, Mr. Ferrero has developed extensive ties to the market area in which the Bank and Company operate. Additionally, Mr. Ferrero’s education in finance and experience as a small business owner have provided him with financial experience and expertise that is valuable to the Board of Directors. Age 68. Director since 2000.

Craig M. Hepner has served as Executive Vice President and Chief Operating Officer of the Company and the Bank since December 2014. Mr. Hepner served as President and Chief Executive Officer of Twin Oaks Savings Bank from January 2001 until the Bank’s acquisition of Twin Oaks Savings Bank in December 2014. Mr. Hepner has extensive ties to the Bank’s and the Company’s market area, as well as valuable leadership experience that he brings to the Board of Directors. In addition, Mr. Hepner is a former director of Twin Oaks Savings Bank and provides the Board with valuable insight regarding the markets in which Twin Oaks Savings Bank formerly operated. Mr. Hepner has an undergraduate degree in accountancy from Bradley University. Age 52. Director since 2014.

Keith F. Johnson is the owner of Johnson Pattern and Machine Co. in Ottawa, Illinois. As a lifelong resident of Ottawa, Illinois who is actively involved in various community organizations, Mr. Johnson has in-depth knowledge of the market area in which the Bank and Company operate. Mr. Johnson’s service as an elected Commissioner of our local government has provided him with leadership and managerial skills, which are valuable to the Board of Directors. Age 64. Director since 2001.

The following directors have terms ending in 2020:

John M. Armstrong is a Principal at Armstrong & Associates, a registered investment advisory firm, in Ottawa, Illinois. As a Certified Financial Planner and a member of the AICPA, Mr. Armstrong provides the Board of Directors with experience regarding accounting and financial matters. Additionally, as a lifelong resident of Ottawa, Mr. Armstrong has been actively involved in various community organizations, having served on the Board of the Ottawa Elementary School and the Illinois Valley Fine Arts Trust and as a committee member with the United Way. Age 61. Director since 2012.

Jon Kranov has been employed with Ottawa Savings Bank since 1978 and has served as President of Ottawa Savings Bank since 2010 and Ottawa Bancorp since its formation in 2016. He is currently the Chairman of the Bank’s Board of Directors and attends all committee meetings of the Board of Directors in his capacity as such. Mr. Kranov served as the Senior Vice President and Chief Financial Officer of the Bank from 1996 until May 2010 and 1996 until December 2010, respectively. He served in the positions of Senior Vice President and Chief Financial Officer of Ottawa Savings Bank from 2005 until May 2010 and 2005 until December 2010, respectively. In April 2014 he was appointed as an advisory member on Banker’s Bank of Madison Wisconsin’s Board of Directors. Mr. Kranov’s involvement in the Bank’s and Company’s local community affords the Board valuable insight regarding the business and operation of the Bank and the Company. Mr. Kranov’s experience as Chief Financial Officer and knowledge of the various financial and accounting issues facing public companies in the banking sector, as well as his long history with the Bank and the Company, position him well as our President and Chief Executive Officer. Mr. Kranov has an undergraduate degree in Accountancy from Western Illinois University and has received a Masters Degree from Lewis University. Age 63. Director since 2010.

William J. Kuiper retired from Seals-Campbell Funeral Home which he had owned since May 1979. Mr. Kuiper has extensive ties to the Bank’s and the Company’s market area, as well as valuable leadership experience that he brings to the Board of Directors. In addition, Mr. Kuiper is a former director of Twin Oaks Savings Bank and provides the Board with valuable insight regarding the markets in which Twin Oaks Savings Bank formerly operated. Age 66. Director since 2014.

Executive Officers Who Are Not Also Directors:

Below is information regarding our executive officers who are not also directors. Ages presented are as of December 31, 2017.

Marc N. Kingry has served as the Chief Financial Officer of Ottawa Savings Bank since December 2010 and Ottawa Bancorp since its formation in 2016. Prior to 2010, Mr. Kingry was Senior Vice President and Controller at a bank in Ottawa, Illinois since 2002. Mr. Kingry has an undergraduate degree in accountancy and has received a Masters Degree in Accounting from Illinois State University. He is a licensed Certified Public Accountant. Age 55.

Mark Stoudt has served as Vice President and Chief Lending Officer of Ottawa Savings Bank since January 2015. From October 2008 to January 2015, Mr. Stoudt was a Commercial Banking Officer at Ottawa Savings Bank. Age 49.

Proposal 2 — Approval of Ottawa Bancorp, Inc. 2018 Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval, the Ottawa Bancorp, Inc. 2018 Equity Incentive Plan (the “2018 Plan”), to provide employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of the Company. By approving the 2018 Plan, our stockholders will provide us with additional flexibility to continue to motivate, attract and retain the services of directors and key employees. The Company’s prior equity compensation plan was adopted in 2006 following the Bank’s reorganization to the mutual holding company structure and expired on May 4, 2016. Accordingly, on an ongoing basis, the 2018 Plan will be the Company’s sole means of providing equity-based compensation.

The following is a summary of the material features of the 2018 Plan, which is qualified in its entirety by reference to the provisions of the 2018 Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the 2018 Plan authorizes the issuance of up to 333,753 shares of Company common stock representing approximately 9.77% of the shares of common stock currently outstanding.  Such shares may be issued under the 2018 Plan pursuant to grants of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock units (RSUs) and performance awards. Of this number, the maximum shares of Company common stock that may be issued under the 2018 Plan pursuant to the exercise of incentive stock options is 30,000 shares.

The 2018 Plan will be administered by the Compensation Committee, a committee comprised solely of independent directors (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the 2018 Plan to: (i) designate participants in the 2018 Plan; (ii) determine the type or types of awards to be granted to each participant under the 2018 Plan; (iii) determine the number of shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, shares, other awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, shares, other awards, other property and other amounts payable with respect to an award under the 2018 Plan shall be deferred either automatically or at the election of the holder thereof or of the Compensation Committee; (vii) correct any defect, supply any omission and reconcile any inconsistency in the 2018 Plan or any award, in the manner and to the extent it shall deem desirable to carry the 2018 Plan into effect; (viii) interpret and administer the 2018 Plan and any instrument or agreement relating to, or award made under, the 2018 Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the 2018 Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (x) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2018 Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding the foregoing, the Company’s Board of Directors may, in its sole discretion, at any time and from time to time, grant awards or administer the 2018 Plan. The 2018 Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Eligibility

Employees and directors of the Company or its subsidiaries are eligible to receive awards under the 2018 Plan, except that only employees may be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2018 Plan, which must be set forth in an award agreement delivered to each participant, including the date(s) on which awards become vested, subject to the requirement that no more than 5% of all awards granted under the 2018 Plan may vest prior to the first anniversary of the grant date, except in the event of the recipient’s death, disability, or a Change in Control (as defined below). Awards may be granted as incentive stock options, non-statutory stock options, restricted stock awards, RSUs and performance awards or any combination thereof.

Options. An option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date the option is granted. Fair market value for purposes of the 2018 Plan means the closing sales price of the common stock as reported on the Nasdaq Capital Market (or other exchange on which Company shares are listed or traded) on the date the option is granted, or if the common stock was not traded on such date, then the closing price on the first preceding day on which sales were reported and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant an option with a term that is longer than 10 years.

Options are either “incentive” stock options or “non-statutory” stock options. Incentive stock options may have certain tax advantages for employee recipients and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (i) either in cash or with stock valued at fair market value as of the day of exercise; (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares issuable as payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. Restricted stock is an award of shares of Company common stock that is subject to restrictions on transfer and a substantial risk of forfeiture.

RSUs.   An RSU represents a contractual right to receive the value of a share of Company common stock at a future date, subject to specified vesting and other restrictions.

Performance Awards. Performance awards, which may be denominated in cash or shares of Company common stock, can be earned upon the satisfaction of performance conditions. Upon the grant of a performance award, the Committee may establish the performance targets (other than being based solely on continuation of service) which must be met before such awards may begin to become first earned. Such performance targets may be expressed by reference to a specified level of performance, and each level of performance attainment may yield a specified number of RSUs and/or restricted stock awards or result in the payment of a specified cash amount. The terms and conditions of any award, including the applicable performance targets, if any, for each Participant will be detailed in an award agreement. Once such performance targets are attained, as certified by the Committee, such award shall be deemed earned and non-forfeitable. The Committee has sole discretion in determining how performance measures are calculated.

Prohibition Against Option Repricing

 The 2018 Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a an option that has been previously granted unless such action is approved by a vote of the Company's stockholders.

U.S. Federal Income Tax Consequences

Non-statutory Stock Options. A non-statutory stock option is an option that does not meet the requirements of Section 422 of the Internal Revenue Code. A participant will not recognize taxable income when granted a non-statutory stock option. When a participant exercises a non-statutory stock option, he or she will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The Company will be entitled to a federal tax deduction in an amount equal to the ordinary income a participant recognizes. When the participant sells the shares acquired upon exercise, the participant will realize a capital gain or loss, depending on how long the participant holds the shares following the exercise.

Incentive Stock Options. An incentive stock option is an option that meets the requirements of Section 422 of the Internal Revenue Code. A participant will not have taxable income when granted an incentive stock option or when exercising the incentive stock option. If the participant exercises an incentive stock option and does not dispose of the shares acquired upon exercise until the later of two years from the date of grant and one year after the exercise date, the entire gain (if any) realized when the participant sells the shares will be taxable as a long term capital gain. The Company is not entitled to a tax deduction if a participant meets the holding requirements of an incentive stock option.

If a participant disposes of the shares of common stock received upon exercise prior to the expiration of the holding requirements noted above, the participant will have a “disqualifying disposition” and the incentive stock option will be treated like a non-statutory stock option for federal income tax purposes. If a participant exercises an incentive stock option more than 3 months after the participant terminates service with the Company, the option will be treated as a non-statutory stock option for federal income tax purposes. If a participant is disabled and terminates employment or dies, the exercise period is extended to one year.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding tax deduction at that time. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of grant of the restricted stock, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the common stock as of that date, less any amount the participant paid for the common stock, and we will be allowed a corresponding tax deduction at that time. Any future appreciation in the common stock will be taxable to the participant at capital gains rates. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

RSUs. A participant does not recognize income, and the Company will not be allowed a tax deduction, at the time an RSU is granted. When the RSUs vest and are settled for cash or stock, the participant generally will be required to recognize as income an amount equal to the fair market value of the shares on the date of vesting, and the Company will be allowed a corresponding tax deduction at that time. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which we are not entitled to a deduction.

Performance Awards. A participant to whom a performance award is made will not recognize taxable income at the time such award is made. The participant will recognize taxable income, however, at the time cash or shares of common stock is released or paid to the award recipient, and the amount of such income will be the amount of the cash and/or the fair market value at such time of the shares. The tax basis of any such shares received by the participant pursuant to a performance grant award should be equal to the amount includable in the participant’s gross income as compensation in respect of such shares.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2018 Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2018 Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances

Limitation on Awards under the 2018 Plan

As a result of any dividend or other distribution (whether in the form of cash or common stock), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of shares of common stock, issuance of warrants or other rights to purchase shares of common stock, issuance of shares of common stock pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the common stock, or of changes in applicable laws, regulations or accounting principles, an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2018 Plan, the Committee shall, subject to compliance with Section 409A of the Code, adjust equitably the number of shares of common stock available for awards under the 2018 Plan, the number of shares of common stock subject to outstanding awards under the 2018 Plan and the exercise price with respect to any award; provided, however, that the number of shares of common stock subject to any award denominated in shares of common stock shall always be a whole number.

If any award is forfeited, expires, terminates, otherwise lapses or is settled for cash, in whole or in part, without the delivery of shares of common stock, then the shares of commons stock covered by such forfeited, expired, terminated or lapsed award shall again be available for grant under the 2018 Plan.  For clarification, the following will not again become available for issuance under the 2018 Plan: (i) any shares of common stock withheld in respect of taxes, (ii) shares of commons stock added back that have been repurchased by the Company using Option exercise proceeds, and (iii) any shares of common stock tendered or withheld to pay the exercise price of Options.

Vesting of Awards

If the right to become vested in an award under the 2018 Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries of performance conditions, the required period of service or performance conditions for full vesting shall be determined by the Committee and evidenced in an award agreement. Such period may be subject to acceleration of vesting in the event of death, disability or a Change in Control. No more than 5% of all awards granted under the 2018 Plan may vest prior to the first anniversary of the grant date, except in the event of the recipient’s death, disability or Change in Control. Upon termination of service for reason of disability or death, (i) all options shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and (ii) all restricted stock awards or RSUs which have not yet become earned and non-forfeitable, shall, in each case, become earned and be exercisable as if the participant had terminated service as a result of such death or disability as of the date of termination.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a Change in Control of the Company, (i) all outstanding options then held by a participant will vest and become fully exercisable, (ii) all restricted stock awards or RSUs which are not performance-based shall lapse and such restricted stock awards shall become free of all restrictions and become fully vested and transferable and (iii) the conditions applicable to any performance shall be deemed satisfied at the target level and shall become free of all restrictions and become fully vested and transferable.

For the purposes of the 2018 Plan, a “Change in Control” means the occurrence of one or more of the following events, except as otherwise provided in a participant’s award agreement:

●

The Company merges into or consolidates with another entity, or merges another bank or corporation into the Company and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

●

A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities; provided, however, this shall not apply to beneficial ownership of the Company’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

●

During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

●	The Company sells to a third party all or substantially all of its assets.

Amendment and Termination

The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the shares of the Company’s common stock are principally quoted or traded or (ii) subject to the terms of the 2018 Plan, the consent of the affected participant, if such action would materially adversely affect the rights of such participant under any outstanding award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the 2018 Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards in accordance with the 2018 Plan.

Duration of Plan

The 2018 Plan will become effective upon approval by the stockholders at the annual meeting. The 2018 Plan will remain in effect as long as any awards under it are outstanding, however, no awards may be granted under the 2018 Plan on or after the day immediately prior to the 10-year anniversary of its effective date. At any time, the Board of Directors may terminate the 2018 Plan. However, any termination of the 2018 Plan will not affect outstanding awards.

 Accounting Treatment

Under United States generally accepted accounting principles, the Company is required to recognize compensation expense in its financial statements over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as restricted stock awards).

Awards to be Granted

If the 2018 Plan is approved by stockholders, the Compensation Committee intends to meet at a later date after such stockholder approval to determine the specific terms of the awards, including the allocation of awards to officers, employees, and directors. At the present time, no specific determinations have been made as to the grant or allocation of awards.

Equity Compensation Plan Information

Set forth below is information as of December 31, 2017 with respect to current compensation plans under which equity securities of the Company are authorized for issuance.

	(a) Number of Securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	30,491	$5.08	$—
Equity compensation plans not approved by stockholders	—	—	—
Total	30,491	$5.08	$—

Required Vote and Recommendation of the Board

In order to approve the 2018 Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting.

The Board of Directors recommends that stockholders vote “FOR” the approval of the 2018 Plan.

Proposal 3 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed RSM US LLP to be the Company’s independent registered public accounting firm for the 2018 fiscal year, subject to ratification by shareholders. A representative of RSM US LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast at the annual meeting, the Audit Committee will consider other independent registered public accounting firms. In addition, if the ratification of the independent registered public accounting firm is approved by stockholders at the annual meeting, the Audit Committee may also consider other independent registered public accounting firms in the future if it determines that such consideration is in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm.

Audit and Non-Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2017 and December 31, 2016 for services provided by RSM US LLP.

	2017	2016

Audit Fees (1)	$119,850	$370,310
Audit-Related Fees (2)	—	1,560
Tax Fees (3)	15,270	33,531
All Other Fees	—	—

_________________________

(1)

For both years, includes fees for performance of the audit, review of financial statements for public filings and attendance at the annual meeting. For 2016, also includes fees relating to the review of public filings and related services in connection with the Company’s second step conversion and public offering.

(2)	For both years, includes fees for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported as “Audit Fees.”
(3)

For both years, includes fees for the preparation of federal and state consolidated tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice. For 2016, includes fees for a state tax opinion issued in connection with the Company’s second step conversion and public offering.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at the next regular meeting of the Audit Committee. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the year ended December 31, 2017, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all communications required by generally accepted accounting standards.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the accounting firm’s independence from the Company and its management. In concluding that the accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018.

Audit Committee of the Ottawa Bancorp Board of Directors

James A. Ferrero (Chairman)

John M. Armstrong (Vice Chairman)

Thomas M. Adler

Keith Johnson

William J. Kuiper

Arthur C. Mueller

Daniel J. Reynolds

Executive Compensation

Summary Compensation Table

The following information is furnished for all individuals serving as the principal executive officer of the Company for the most recently completed fiscal year and the next two most highly compensated executive officers of the Company whose total compensation for 2017 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Nonequity Incentive Plan Compensation ($)(1)	All Other Compen- sation ($) (2)	Total ($)

Jon Kranov	2017	209,500	—	42,654	56,303	308,457
President and Chief Executive Officer	2016	197,600	—	20,847	54,856	273,303

Craig Hepner	2017	132,500	—	26,977	40,886	200,363
Executive Vice President and Chief Operating Officer	2016	125,000	—	13,187	39,532	177,719

Marc Kingry	2017	136,500	—	27,791	25,453	189,744
Vice President and Chief Financial Officer	2016	130,000	—	13,715	24,527	168,242

(1)	Represents payments made pursuant to the Employee Incentive Compensation Plan. Awards earned during 2017 were paid in March 2018.
(2)

Details of the amounts reported in “All Other Compensation” for 2017 are provided in the table below. All perquisites, which, in the aggregate, were less than $10,000 for an individual were excluded from “All Other Compensation.”

	Mr. Kranov	Mr. Hepner	Mr. Kingry
Board of Director fees	$16,800	$16,800	$—
Employee stock ownership plan	23,628	14,793	15,408
Employer contributions to 401(k) Plan	13,196	8,741	9,013
Auto allowance	1,095	—	—
Life insurance premiums	1,584	552	1,032

Salary Continuation Agreements. Ottawa Savings Bank entered into a salary continuation agreement with Jon Kranov.  Under the agreement, if Mr. Kranov’s employment with the Bank terminates (1) on or after his 65th birthday; (2) subsequent to a Change in Control (as defined in each agreement); (3) on account of a disability; or (4) because of death, he will be entitled to receive $25,258 per year for 20 years commencing at the later of age 65 or the date of his termination of employment. Mr. Kranov may elect, subject to the requirements of Section 409A of the Internal Revenue Code, to receive a lump sum payment that is actuarially equivalent to the normal retirement benefit. If Mr. Kranov terminates employment before his 65th birthday for reasons other than cause, death or disability, and not subsequent to a Change in Control, he will receive a reduced benefit, which varies depending on the date of termination. Mr. Kranov will forfeit his entitlement to all benefits under the agreement if his employment with the Bank is terminated for cause as specified in his agreement.

Nonqualified Deferred Compensation Plan. The Bank adopted the Ottawa Savings Bank Nonqualified Deferred Compensation Plan to provide participants with an opportunity to defer all or any portion of their compensation. Specifically, participants may elect to defer a designated percentage of base pay or cash incentive awards. Elections to defer compensation must be made no later than December 31st of the year preceding the year the compensation is earned or, for new participants, within 30 days of the participant’s initial eligibility under the plan. Currently, Jon Kranov is the only plan participant.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2017.

	Option Awards				Stock Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested

Jon Kranov	10,397	—	$5.03	11/17/2020	—	—
Marc Kingry	13,596	—	3.57	11/16/2021	—	—
Craig Hepner	—	—	—	—	—	—

Director Compensation

The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during 2017.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Thomas M. Adler	16,800	16,800
James A. Ferrero	16,800	16,800
Keith F. Johnson	16,800	16,800
William J. Kuiper	16,800	16,800
Arthur C. Mueller	16,800	16,800
Daniel J. Reynolds	16,800	16,800
John M. Armstrong	16,800	16,800

The following tables set forth the applicable retainers and fees that are paid to all directors for their service on the boards of directors. Directors do not receive fees for service on Board committees.

Board of Directors of Bank:
Monthly Retainer for all Board Members	$1,050

Board of Directors of Company:
Quarterly Retainer for all Board Members	$1,050

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Ottawa Bancorp common stock during the year ended December 31, 2017.

Policies and Procedures for Approval of Related Persons Transactions

We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

●	the aggregate amount involved will or may be expected to exceed $25,000 in any calendar year;

●	the Company is, will, or may be expected to be a participant; and

●	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

●	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

●	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

●

any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

●	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

●	the size of the transaction and the amount of consideration payable to the related person;

●	the nature of the interest of the related person;

●	whether the transaction may involve a conflict of interest; and

●	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits loans by the Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Ottawa Savings Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

In accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Ottawa Bancorp’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest; and (ii) the ownership of more than 1% of the outstanding securities (or that represents more than 5% of the total assets of the employee and/or family member) of any business entity that does business with or is in competition with the Company.

Shareholder Proposals and Nominations

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 12, 2018. If next year’s annual meeting is held on a date more than 30 calendar days from May 16, 2019, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a shareholder who has given appropriate notice to the Company before the meeting. Similarly, a shareholder may not bring business before an annual meeting unless the shareholder has given the Company appropriate notice of their intention to bring that business before the meeting. The Company’s secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the shareholder, the shareholder’s ownership in the Company and the shareholder’s interest in the business matter. Similarly, a shareholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing shareholder. A copy of the Company’s Bylaws may be obtained from the Company.

Shareholder Communications

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Laurie Duffell, Corporate Secretary, Ottawa Bancorp, Inc., 925 LaSalle Street, Ottawa, Illinois 61350. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee. All other communications should be sent to the attention of the Chairperson of the Nominating and Corporate Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Laurel Hill Advisory Group, a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay Laurel Hill Advisory Group a fee of $6,000, plus reasonable out of pocket expenses, for these services. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Appendix A

OTTAWA BANCORP, INC.
2018 EQUITY INCENTIVE PLAN

Section 1.     Purpose.  The purpose of the Ottawa Bancorp, Inc. 2018 Equity Incentive Plan (the “Plan”) is to motivate, reward and retain employees and other eligible individuals to perform at the highest level and contribute significantly to the success of Ottawa Bancorp, Inc. (together with its subsidiaries and any and all successor entities, the “Company”), thereby furthering the best interests of the Company and its shareholders.

Section 2.     Definitions.  As used in the Plan, the following terms shall have the meanings set forth below:

“Award” means any Option, Restricted Stock, RSU, or Performance Award.

“Award Agreement” means any agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Beneficiary” means a Person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death.  If no such Person can be named or is named by the Participant, or if no Beneficiary designated by such Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.

“Board” means the board of directors of the Company.

“Change of Control” means the occurrence of any one or more of the following events, except as otherwise provided in a Participant’s Award Agreement:

(a)     Merger.  The Company merges into or consolidates with another entity, or merges another bank or corporation into the Company and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(b)     Acquisition of Significant Share Ownership. A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)     Change in Board Composition.  During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)     Sale of Assets.  The Company sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes deferred compensation (as defined in Code Section 409A and the regulations thereunder) and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder.  Any reference to a provision in the Code shall include any successor provision thereto.

“Committee” means the Compensation Committee of the Board unless another committee is designated by the Board.  If there is no Compensation Committee of the Board and the Board does not designate another committee, references herein to the “Committee” shall refer to the Board.

“Director” means any member of the Company’s Board and, for eligibility purposes, a director of any Subsidiary board of directors.

“Employee” means any individual employed by the Company or any Subsidiary or any prospective employee who has accepted an offer of employment from the Company or any Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder.  Any reference to a provision in the Exchange Act shall include any successor provision thereto.

“Fair Market Value” on any date, means (i) if the Shares are listed or traded on a securities exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Shares are not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Incentive Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to the provisions of Section 6, that meets the requirements of Section 422 of the Code.

“Non-Statutory Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that is not an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

“Participant” means the recipient of an Award granted under the Plan.

“Performance Award” means an Award granted pursuant to Section 8.

“Performance Period” means the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are measured.

“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

“Restricted Stock” means any Share granted pursuant to Section 7.

“RSU” means a contractual right granted pursuant to Section 7 that is denominated in Shares.  Each RSU represents a right to receive the value of one Share (or a percentage of such value) in cash, Shares or a combination thereof.  The Committee may include the right to receive dividend equivalents in connection with the grant of an RSU.

“SEC” means the Securities and Exchange Commission.

“Shares” means shares of the Company’s common stock, $0.01 par value per Share.

“Subsidiary” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company, directly or indirectly, has a significant equity interest, in each case as determined by the Committee and (iii) any other company which the Committee determines should be treated as a “Subsidiary.”

Section 3.     Eligibility.  Any Employee or Director who provides services to the Company or any Subsidiary shall be eligible to be selected to receive an Award under the Plan, to the extent an offer of an Award or a receipt of such Award is permitted by applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

Section 4.     Administration.

(a)     Administration of the Plan.  The Plan shall be administered by the Committee.  All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its shareholders, Participants and any Beneficiaries thereof.  The Committee may issue rules and regulations for administration of the Plan.  It shall meet at such times and places as it may determine.

(b)     Composition of Committee.  To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are (i) independent, within the meaning of and to the extent required by applicable rulings and interpretations of the applicable stock market or exchange on which the Shares are quoted or traded; and (ii) non-employee Directors within the meaning of Rule 16b-3 under the Exchange Act.  The Board may designate one or more Directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee.

(c)     Authority of Committee.  Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.  Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan.  In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein.

Section 5.     Shares Available for Awards.

(a)     Subject to adjustment as provided in Section 5(c), the maximum number of Shares available for issuance under the Plan shall not exceed in the aggregate 333,753 Shares. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market or by private purchase.  The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 5(c). Notwithstanding the foregoing and, subject to adjustment as provided paragraph (c), the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall be 30,000 Shares.

(b)     If any Award is forfeited, expires, terminates, otherwise lapses or is settled for cash, in whole or in part, without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated or lapsed Award shall again be available for grant under the Plan.  For clarification, the following will not again become available for issuance under the Plan: (i) any Shares withheld in respect of taxes, (ii) Shares added back that have been repurchased by the Company using Option exercise proceeds, and (iii) any Shares tendered or withheld to pay the exercise price of Options.

(c)     In the event that the Committee determines that, as a result of any dividend or other distribution (whether in the form of cash, Shares or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, subject to compliance with Section 409A of the Code, adjust equitably (including, without limitation, by payment of cash) any or all of:

(i)     the number and type of Shares (or other securities) which thereafter may be made the subject of Awards, including the aggregate limit specified in Section 5(a);

(ii)     the number and type of Shares (or other securities) subject to outstanding Awards; and

(iii)     the grant, purchase or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award;

provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

Section 6.     Options.  The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a)     The exercise price per Share under an Option shall be determined by the Committee at the time of grant; provided, however, that, subject to Section 6(f), such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

(b)     The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option; provided that the Committee may (but shall not be required to) provide in an Award Agreement for an extension of such 10-year term in the event the exercise of the Option would be prohibited by law on the expiration date.

(c)     The Committee shall determine the time or times at which an Option becomes vested and exercisable in whole or in part.

(d)     The Committee shall determine the method or methods by which, and the form or forms, including, but not limited to, cash, Shares, net settlement, broker assisted cashless exercise or any combination thereof, having a Fair Market Value on the exercise date equal to the exercise price of the Shares as to which the Option shall be exercised, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(e)     No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options.

(f)     The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.  Incentive Stock Options may be granted only to employees of the Company or of a parent or subsidiary corporation (as defined in Section 424(a) of the Code).  Notwithstanding any designation as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options that become exercisable for the first time during any calendar year exceeds $100,000, such excess Options shall be treated as Non-Statutory Stock Options.  For purposes of the foregoing, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.  No Incentive Stock Options may be issued more than ten years following the earlier of (i) the date of adoption of this Plan by the Board or (ii) the date of approval of this Plan by the Company’s shareholders.  In the case of a 10% shareholder, the exercise price per Share under an Incentive Stock Option shall not be less than 110% of the Fair Market Value on the date of grant of such Incentive Stock Option and the term of such Incentive Stock Option shall not exceed five years from the date of grant of such Incentive Stock Option.

Section 7.     Restricted Stock and RSUs.  The Committee is authorized to grant Awards of Restricted Stock and RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a)     The Award Agreement shall specify the vesting schedule and, with respect to RSUs, the delivery schedule (which may include deferred delivery later than the vesting date) and whether the Award of Restricted Stock or RSUs is entitled to voting rights, dividend rights or any other rights.

(b)     Shares of Restricted Stock and RSUs shall be subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(c)     The Committee may specify in the applicable Award Agreement that any or all dividends, dividend equivalents or other distributions, as applicable, paid on Awards of Restricted Stock or RSUs prior to vesting or settlement, as applicable, be paid either in cash or in additional Shares and either on a current or deferred basis and that such dividends, dividend equivalents or other distributions may be reinvested in additional Shares, which may be subject to the same restrictions as the underlying Awards; provided, however, that dividends, dividend equivalents or other distributions, as applicable, on Awards of Restricted Stock and RSUs with restrictions that lapse as a result of the achievement of performance conditions shall be deferred until and paid contingent upon the achievement of the applicable performance conditions.

(d)     Any Share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. No Shares shall be issued at the time an RSU award is made.

(e)     If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company and the applicable Internal Revenue Service office.

(f)     The Committee may determine the form or forms (including cash or Shares or any combination thereof) in which payment of the amount owing upon settlement of any RSU Award may be made.

Section 8.     Performance Awards.  The Committee is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a)     Performance Awards may be denominated as a cash amount, number of Shares or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee.  In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.  Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

Performance criteria may be measured on an absolute or relative basis, may be established on a corporate-wide basis or with respect to one or more business units, may be based on a ratio or separate calculation of any performance criteria and may be made relative to an index or one or more of the performance goals themselves.  Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices.   Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.  The Committee shall have the power to impose such other restrictions on Awards subject to this Section 8(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements of any applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

(c)     Settlement of Performance Awards shall be in cash or Shares or any combination thereof, as determined in the discretion of the Committee.  The Committee shall specify the circumstances in which, and the extent to which, Performance Awards shall be paid or forfeited in the event of a Participant’s termination of service.

(d)     Unless otherwise provided in the applicable Award Agreement, the Committee may provide for the payment of dividend equivalents on Performance Awards either in cash or in additional Shares, subject in all cases to payment on a deferred and contingent basis based on the Participant’s earning of the Performance Shares upon achievement or satisfaction of performance conditions specified by the Committee with respect to which such dividend equivalents are paid.

(e)     Performance Awards shall be settled only after the end of the relevant Performance Period.  The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.

Section 9.     Effect of a Change of Control on Awards

(a)     Notwithstanding any other provision of the Plan to the contrary, and unless otherwise provided in the Award Agreement, in the event of a Change of Control:

(i)     Any Options outstanding which are not then exercisable and vested, shall become fully exercisable and vested.

(ii)     The restrictions applicable to any Restricted Stock or Restricted Stock Unit Award which are not performance-based shall lapse and such Restricted Stock or Restricted Stock Unit shall become free of all restrictions and become fully vested and transferable.

(iii)     The conditions applicable to any Performance Award shall be deemed satisfied at the target level and shall become free of all restrictions and become fully vested and transferable.

(b)     In order to maintain the participants’ rights in the event of a Change of Control, the Committee, as constituted before such Change of Control, is hereby authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the participant’s rights, had such Award been currently exercisable or payable; or (ii) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation after such Change of Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement, as it may deem equitable and in the best interests of the Company.

Section 10.     General Provisions Applicable to Awards.

(a)     Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash or Shares, net settlement, or any combination thereof, as determined by the Committee in its discretion at the time of grant.

(b)     No Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or pursuant to Section 10(c). During a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by such Participant or, if permissible under applicable law, by such Participant’s guardian or legal representative.  The provisions of this Section 10(b) shall not apply to any Award that has been fully exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

(c)     A Participant may designate a Beneficiary or change a previous Beneficiary designation only at such times as prescribed by the Committee, in its sole discretion, and only by using forms and following procedures approved or accepted by the Committee for that purpose.

(d)     All certificates for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(e)     The Committee may impose restrictions on any Award with respect to non-competition, confidentiality and other restrictive covenants as it deems necessary or appropriate in its sole discretion.

(f)     Notwithstanding anything in the Plan to the contrary, at least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of service following the grant of the Award, except to the extent that the Committee shall specify in an Award Agreement that the Award shall vest upon the Participant’s death, disability (as defined in the Award Agreement) or upon a Change in Control.

Section 11.     Amendment and Terminations.

(a)     Amendment or Termination of the Plan.  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) subject to the terms of this Plan, the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards in accordance with Section 15.

(b)     Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, each Award shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Committee.

(c)     Terms of Awards.  The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(c), no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except (x) to the extent any such action is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any Awards in accordance with Section 15. Except as provided in Section 9, the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 5(c)) affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d)     No Repricing.  Notwithstanding the foregoing, except as provided in Section 5(c), the Committee shall not without the approval of the shareholders of the Company, (i) reduce the exercise price or base price of any previously granted Option, (ii) cancel any previously granted Option in exchange for another Option with a lower exercise price or base price, or (iii) cancel any previously granted Option in exchange for cash or another Award if the exercise price of such Option exceeds the Fair Market Value of a Share on the date of such cancellation, in each case other than in connection with a corporate transaction including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares.

Section 12.     Miscellaneous.

(a)     No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or Beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to each recipient.  Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants.  The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

(b)     The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Subsidiary.  The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Award Agreement.

(c)     Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)     The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to the Participant the amount (in cash, Shares, other Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by such Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(e)     If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.

(f)     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(g)     No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

Section 13.     Effective Date of the Plan. This Plan shall be submitted to the shareholders of the Company for approval at the Company’s 2018 annual meeting of shareholders and, if so approved, the Plan shall become effective as of the date the Plan was approved by the shareholders (the “Effective Date”).

Section 14.     Term of the Plan.  No Award shall be granted under the Plan after the earliest to occur of (i) the tenth anniversary of the Effective Date; (ii) the maximum number of Shares available for issuance under the Plan have been issued; or (iii) the Board terminates the Plan in accordance with Section 11.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 15.     Cancellation or “Clawback” of Awards.  The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes relating to clawback or recoupment.  Notwithstanding anything to the contrary contained herein, the Committee may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.

Section 16.     Section 409A of the Code.  With respect to Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code and the regulations thereunder, and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly.  If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict.  Notwithstanding anything else in the Plan, if the Board considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and the amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code.  If the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment.  Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

Section 17.     Successors and Assigns. The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity.

Section 18.     Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of Maryland, without application of the conflicts of law principles thereof.

This Plan was approved by the Board of Directors of the Company on March 28, 2018.

Ottawa Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Thomas M. Adler (For a term of 3 years expiring 2021)	☐	☐	**02 - Arthur C. Mueller (for a term of 3 years expiring 2021)**	☐	☐

	For	Against	Abstain
2. The approval of the Ottawa Bancorp, Inc. 2018 Equity Incentive Plan.	☐	☐	☐
3. To ratify the selection of RSM US LLP as the independent registered public accounting firm of Ottawa Bancorp, Inc. for fiscal year 2018.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT
1 U P X 3 6 3 3 3 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02SX3A

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
http://www.ottawasavings.com/investors

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

REVOCABLE PROXY — OTTAWA BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 16, 2018, 2:00 p.m., Local Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John M. Armstrong and William J. Kuiper, and each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Ottawa Bancorp, Inc. (the "Company") which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on May 16, 2018 at 2:00 p.m., local time at the offices of the Company, 925 LaSalle Street, Ottawa, Illinois and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as stated on the reverse side.

This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each nominee and "FOR" Proposals 2 and 3. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting dated April 6, 2018 and the Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Ottawa Bancorp, Inc.

Dear ESOP Participant:

On behalf of the Board of Directors of Ottawa Bancorp, Inc. (the "Company"), I am forwarding you the attached **blue** voting instruction card for the purpose of conveying your voting instructions to Community Bank of Pleasant Hill (the "ESOP Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of Ottawa Bancorp, Inc. to be held on **May 16, 2018**.

Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders of Ottawa Bancorp, Inc. and a copy of the Company's Annual Report to Shareholders.

As a participant in the Ottawa Savings Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 23, 2018, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the ESOP Trustee on or before **May 9, 2018**. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the **blue** voting instruction card in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of Ottawa Savings Bank or Ottawa Bancorp, Inc.

If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all the voting instruction cards you receive.

Sincerely,

Jon Kranov
President and Chief Executive Officer

02SX6A

Ottawa Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Voting Instruction Card — ESOP

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors:

Nominee	For	Withhold
01 - Thomas M. Adler (For a term of 3 years expiring 2021)	☐	☐
02 - Arthur C. Mueller (for a term of 3 years expiring 2021)	☐	☐

Proposal	For	Against	Abstain
2. The approval of the Ottawa Bancorp, Inc. 2018 Equity Incentive Plan.	☐	☐	☐
3. To ratify the selection of RSM US LLP as the independent registered public accounting firm of Ottawa Bancorp, Inc. for fiscal year 2018.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this voting instruction card.

Date (mm/dd/yyyy) — Please print date below.

/ /

Signature — Please keep signature within the box.

C 1234567890 J N T

1 U P X 3 6 3 3 3 5 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02SXAA

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
http://www.ottawasavings.com/investors

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

ESOP PARTICIPANT VOTING INSTRUCTIONS — OTTAWA BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 16, 2018, 2:00 p.m., Local Time

The above signed hereby directs Community Bank of Pleasant Hill (the "ESOP Trustee") to vote all shares of common stock of the Company allocated to me through the Ottawa Savings Bank Employee Stock Ownership Plan ("ESOP") that the above signed is entitled to direct the ESOP Trustee to vote at the annual meeting of shareholders, to be held on May 16, 2018 at 2:00 p.m., local time at the offices of the Company, 925 LaSalle Street, Ottawa, Illinois and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as stated on the reverse side.

The above signed acknowledges receipt from the Company, prior to the execution of this voting instruction card, of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting dated April 6, 2018 and the Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Ottawa Bancorp, Inc.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Ottawa Bancorp, Inc. (the "Company"), I am forwarding you the attached **green** voting instruction card for the purpose of conveying your voting instructions to Community Bank of Pleasant Hill (the "Employer Stock Fund Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of Ottawa Bancorp, Inc. to be held on **May 16, 2018**.

Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders of Ottawa Bancorp, Inc. and a copy of the Company's Annual Report to Shareholders.

As a holder of Ottawa Bancorp, Inc. common stock under Ottawa Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"), you are entitled to direct the Employer Stock Fund Trustee how to vote the shares of Company common stock credited to your account as of March 23, 2018, the record date for the Annual Meeting. If the Employer Stock Fund Trustee does not receive your voting instructions by **May 9, 2018**, the Employer Stock Fund Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other 401(k) Plan participants.

Please complete, sign and return the **green** voting instruction card in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of Ottawa Savings Bank or Ottawa Bancorp, Inc.

If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all the voting instruction cards you receive.

Sincerely,

Jon Kranov

Jon Kranov
President and Chief Executive Officer

02SX5A

Ottawa Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Voting Instruction Card — 401(k) PLAN

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors:

	For	Withhold
01 - Thomas M. Adler (For a term of 3 years expiring 2021)	☐	☐
02 - Arthur C. Mueller (for a term of 3 years expiring 2021)	☐	☐

	For	Against	Abstain
2. The approval of the Ottawa Bancorp, Inc. 2018 Equity Incentive Plan.	☐	☐	☐
3. To ratify the selection of RSM US LLP as the independent registered public accounting firm of Ottawa Bancorp, Inc. for fiscal year 2018.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this voting instruction card.

Date (mm/dd/yyyy) — Please print date below.

/ /

Signature — Please keep signature within the box.

C 1234567890 JNT

1 U P X 3 6 3 3 3 5 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02SX8A

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
http://www.ottawasavings.com/investors

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

401(k) PLAN PARTICIPANT VOTING INSTRUCTIONS — OTTAWA BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 16, 2018, 2:00 p.m., Local Time

The above signed hereby directs Community Bank of Pleasant Hill (the "Employer Stock Fund Trustee") to vote all shares of Company common stock credited to me under the Ottawa Savings Bank Employees' Savings and Profit Sharing Plan and Trust (the "401(k) Plan") that the above signed is entitled to direct the Employer Stock Fund Trustee to vote at the annual meeting of shareholders, to be held on May 16, 2018 at 2:00 p.m., local time at the offices of the Company, 925 LaSalle Street, Ottawa, Illinois and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as stated on the reverse side.

The above signed acknowledges receipt from the Company, prior to the execution of this voting instruction card, of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting dated April 6, 2018 and the Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Ottawa Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors:

Nominee	For	Withhold
01 - Thomas M. Adler (For a term of 3 years expiring 2021)	☐	☐
02 - Arthur C. Mueller (for a term of 3 years expiring 2021)	☐	☐

Proposal	For	Against	Abstain
2. The approval of the Ottawa Bancorp, Inc. 2018 Equity Incentive Plan.	☐	☐	☐
3. To ratify the selection of RSM US LLP as the independent registered public accounting firm of Ottawa Bancorp, Inc. for fiscal year 2018.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 6 3 3 3 5 2

02SX4A

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
http://www.ottawasavings.com/investors

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

REVOCABLE PROXY — OTTAWA BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 16, 2018, 2:00 p.m., Local Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John M. Armstrong and William J. Kuiper, and each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Ottawa Bancorp, Inc. (the "Company") which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on May 16, 2018 at 2:00 p.m., local time at the offices of the Company, 925 LaSalle Street, Ottawa, Illinois and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as stated on the reverse side.

This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each nominee and "FOR" Proposals 2 and 3. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting dated April 6, 2018 and the Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE